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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 23, 2002



                    STEWART INFORMATION SERVICES CORPORATION
               (Exact name of registrant as specified in charter)




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
       DELAWARE                        1-02658                         74-1677330
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer Identification)



1980 POST OAK BOULEVARD
HOUSTON, TEXAS                                                           77056
(Address of Principal Executive Offices)                               (Zip Code)
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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713)625-8100

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ITEM 9. REGULATION FD DISCLOSURE

         On July 23, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, Stewart Information Services Corporation (the "Company") mailed to the Securities and Exchange Commission sworn statements of Malcolm S. Morris, the Company's Co-Chief Executive Officer, Stewart Morris, Jr., the Company's Co-Chief Executive Officer, and Max Crisp, the Company's Executive Vice President and Chief Financial Officer, in the form specified by the Securities and Exchange Commission. Conformed copies of the sworn statements are attached hereto as exhibits 99.1, 99.2, and 99.3.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STEWART INFORMATION SERVICES CORPORATION

Dated August 7, 2002                    By: /s/ MAX CRISP
                                            ------------------------------------
                                            Max Crisp
                                            (Executive Vice President and
                                            Chief Financial Officer)



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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Sworn Statement of Co-Chief Executive Officer,
                           Malcolm S. Morris

99.2                       Sworn Statement of Co-Chief Executive Officer,
                           Stewart Morris, Jr.

99.3 Sworn Statement of Executive Vice President and Chief Financial Officer, Max Crisp


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